UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 10, 2004

HELMERICH & PAYNE, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	1-4221	73-0679879

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1437 South Boulder Avenue, Tulsa, Oklahoma	74119

(Address of Principal Executive Offices)	(Zip Code)

(918) 742-5531

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
Dated: November 10, 2004
EXHIBIT INDEX
Press Release

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 10, 2004, Helmerich & Payne, Inc. (“Registrant”) issued a press release announcing its financial results for its fiscal year ended September 30, 2004. A copy of the press release is attached as Exhibit 99 to this Report on Form 8-K. This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
By:	/s/ STEVEN R. MACKEY
	Name:	Steven R. Mackey
	Title:	Vice President

Dated: November 10, 2004

EXHIBIT INDEX

Exhibit No.	Description
99	Helmerich & Payne, Inc. earnings press release dated November 10, 2004